AMENDMENT NUMBER FOUR TO LOAN AGREEMENT
                     ---------------------------------------
                  (TOWN & COUNTRY CORPORATION AND SUBSIDIARIES)

THIS AMENDMENT NUMBER FOUR TO LOAN AGREEMENT (this "Amendment"), dated as of October 8, 1997, is entered into between Town & Country Corporation, a Massachusetts corporation, Town & Country Fine Jewelry Group, Inc., a Massachusetts corporation, GL, Inc., a Massachusetts corporation, formerly known as Gold Lance, Inc., a Massachusetts corporation, L.G. Balfour Company, Inc., a Delaware corporation (which aforesaid corporations, individually and collectively, jointly and severally, and together with their successors and assigns, are herein referred to as "Borrower"), and Foothill Capital Corporation, a California corporation ("Foothill"), in light of the following:

WHEREAS, Borrower and Foothill are parties to that certain Loan Agreement dated as of July 3, 1996 (as from time to time amended, modified, supplemented, renewed, extended, or restated, including, without limitation, by this Amendment and by the Amendment Number One to Loan Agreement specifically referred to below, the "Loan Agreement");

WHEREAS, Borrower and Foothill are parties to that certain Amendment Number One to Loan Agreement dated as of October 31, 1996, amending the Loan Agreement as therein provided;

WHEREAS, Borrower and Foothill are parties to that certain Amendment Number Two to Loan Agreement dated as of May 30, 1997, amending the Loan Agreement as therein provided;

WHEREAS, Borrower and Foothill are parties to that certain Amendment Number Three to Loan Agreement dated as of September 15, 1997, amending the Loan Agreement as therein provided; and

WHEREAS, Borrower has requested that certain provisions of the Loan Agreement be amended, and Foothill has agreed to amend such provisions in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions, and provisions as hereinafter set forth, the parties hereto agree as follows:

1. Initially capitalized terms used herein have the meanings defined in the Loan Agreement unless otherwise defined herein.

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2. Clause (e) of the definition of "Eligible Accounts" in the Loan Agreement is restated to read:

         (e) Accounts with selling terms of more than ninety (90) days from the date of the applicable invoice, with the exception of Accounts as to which Fred Meyer is the Account Debtor in which case the Accounts will be ineligible if they contain selling terms of more than one hundred twenty (120) days from the date of the applicable invoice;

3. The following definitions in Section 1.1 of the Loan Agreement are restated:

         "Maximum Amount" means, (a) during February through November, Forty Million Dollars ($40,000,000), and (b) during December through January, Forty-Five Million Dollars ($45,000,000).

         "Maximum Gold Letter of Credit Amount" means, (a) during February through November, Twenty Million Dollars ($20,000,000), and (b) during December through January, Fifteen Million Dollars ($15,000,000).

4. Borrower hereby represents and warrants to Foothill as follows: (a) The execution, delivery, and performance by Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person in order to be effective and enforceable; and (b) The Loan Agreement, as amended by this Amendment, constitutes the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, without defense, counterclaim, or offset.

5. Except as herein expressly amended, all terms, covenants and provisions of the Loan Agreement are and shall remain in full force and effect and all references therein to the Loan Agreement shall henceforth refer to the Loan Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Loan Agreement.

6. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

7. This Amendment, together with the Loan Agreement and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in writing executed by both of the parties hereto.

8. If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Loan Agreement, respectively.

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9. As a condition precedent to the effectiveness of this Amendment, Foothill shall have received: (a) an amendment fee of Fifteen Thousand Dollars ($15,000), which fee is earned in full by Foothill and due and payable by Borrower to Foothill concurrently with the execution and delivery of this Amendment by Foothill; and (b) any consents to this Amendment that Foothill may need or require from participants of Foothill.

10. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute but one and the same instrument. This Amendment shall become effective when each party has executed and delivered a counterpart hereof. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.


IN WITNESS HEREOF, this Amendment has been executed and delivered as of the date first set forth of above.


                                    TOWN & COUNTRY CORPORATION,
                                    a Massachusetts corporation


                                    By /s/ Veronica M. Zsolcsak
                                       ------------------------
                                    Name:
                                    Title: Treasurer


                                    TOWN & COUNTRY FINE JEWELRY GROUP, INC., a Massachusetts corporation


                                    By /s/ Veronica M. Zsolcsak
                                       ------------------------
                                    Name:  Veronica M. Zsolcsak
                                    Title: Treasurer


                                    GL, INC., a Massachusetts corporation


                                    By /s/ Veronica M. Zsolcsak
                                       ------------------------
                                    Name:  Veronica M. Zsolcsak
                                    Title: Treasurer


                                    L.G. BALFOUR COMPANY, INC.,
                                    a Delaware corporation


                                    By /s/ Veronica M. Zsolcsak
                                       ------------------------
                                    Name:  Veronica M. Zsolcsak
                                    Title: Treasurer

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                                    FOOTHILL CAPITAL CORPORATION,
                                    a California corporation


                                    By /s/ Anthony Aloi
                                       ----------------
                                    Name:  Anthony Aloi
                                    Title: Assistant Vice President

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